Exhibit 99.1

SHENTEL®

Always connected to you

4Q 2013
Earnings Conference Call

February 28, 2014

Safe Harbor Statement

This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:

- Increasing competition in the communications industry; and
- A complex and uncertain regulatory environment.

A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

Chris French

President and CEO

Q4'13 Highlights

- **Net Income Growth – Q4'13 v. Q4'12**
  - Increased 36% to $6.7 million
  - Adjusted OIBDA increased 12% to $29.0 million
- **Revenue Growth**
  - Revenue grew 4.0% over Q4'12 to $78.0 million
- **Customer Growth**

	12/31/12	12/31/13	Change
Wireless	391,069	410,768	+19,699
Cable (RGUs)	114,891	120,275	+5,384

2013 Financial Highlights


Revenue
($ millions)
7%
$288.1
$308.9
2012
2013


Adjusted OIBDA
($ millions)
11%
$106.8
$118.6
2012
2013

SHENTEL

2013 Financial Highlights



Operating Income
($ millions)
60%
$34.7
$55.4
2012
2013



Net Income
($ millions)
81%
$16.3
$29.6
2012
2013

SHENTEL

Wireless Highlights

- **Postpaid Growth**
  Postpaid customers up 4% over last 12 months and 4Q'13 net adds up 50% over 4Q'12
- **Prepaid Growth**
  Prepaid customers up nearly 7% over last 12 months
- **Operating Income Increase**
  FY'13 improvement of $6.8* million, or 12.7%, over 2012
- **Adjusted OIBDA Increase**
  Growth of 16.0%* over 2012



PCS Customers (000s)
248.6
107.1
262.9
128.2
273.7
137.0
12/31/11
12/31/12
12/31/13
Postpaid
Prepaid

*After removing Sprint prepaid correction received in 4Q'12 related to prior period calculations

SHENTEL

Cable Highlights

- Upgrades of 2010 acquisitions complete, 87% of all homes passed capable of 50 megabits/second
- Operating revenues grew $1.1 million, or 5.7%, over Q4'12
- 2013 RGUs growth of 5,384, up 4.7% over year-end 2012
- 120,275 RGUs at 12/31/2013
- Q4'13 Adjusted OIBDA $2.8 million, up 58% from Q4'12


Highest Data Speed
50 Mbps 87%
5 Mbps 2%
none 2%
Shenandoah County 9%


Cable OIBDA
($ millions)
$1.8
$2.8
Q4'12
Q4'13

SHENTEL

Adele Skolits

VP of Finance and CFO

Adjusted EPS


Adjusted EPS
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$0.69
$1.23
$0.84
$1.25
2012
2013
Earnings per share from continuing operations
Adjusted earnings per share from continuing operations*

*See Appendix for reconciliation of Net income from continuing operations to Adjusted earnings per share from continuing operations.

SHENTEL

Profitability

Adjusted OIBDA ($ thousands)

	For the Quarter Ended:			For the Year Ended:		
	12/31/12	12/31/13	Change	12/31/12	12/31/13	Change
Operating Income	9,297	12,437	3,140	34,658	55,407	20,749
Depreciation and Amortization	16,552	15,688	(864)	64,412	60,722	(3,690)
Adjusted prepaid results	(11,802)	-	11,802	(6,137)	-	6,137
Share Based Compensation	368	342	(26)	1,626	1,683	57
Storm Expenses	262	-	(262)	813	-	(813)
Non-cash goodwill impairment charge	10,952	-	(10,952)	10,952	-	(10,952)
(Gain)/Loss on Asset Sales	361	532	171	441	784	343
Adjusted OIBDA	**25,990**	**28,999**	**3,009**	**106,765**	**118,596**	**11,831**
Percent Change			11.6%			11.1%

Growth in Adjusted OIBDA ($ thousands)



Adjusted OIBDA
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
10.3% CAGR since 2008
72,548
76,619
84,006
93,148
106,765
118,596
2008
2009
2010
2011
2012
2013



Adjusted OIBDA
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
-10,000
2008
2009
2010
2011
2012
2013
Wireless
Cable
Wireline

Adjusted OIBDA by Segment ($ millions)

	Wireless		Cable		Wireline	
	Q4'12	Q4'13	Q4'12	Q4'13	Q4'12	Q4'13
Operating Income	$ 22.1	$ 13.7	$ (15.3)	$ (2.9)	$ 3.3	$ 2.4
Depreciation and amortization	8.5	7.6	5.6	5.6	2.5	2.5
Adjusted prepaid results	(11.8)	-	-	-	-	-
Plus non-cash goodwill impairment charge	-	-	10.9	-	-	-
Plus storm expenses	-	-	0.3	-	-	-
Plus (gain) loss on asset sales	-	0.5	0.1	(0.1)	0.2	-
Share based compensation	0.1	0.1	0.2	0.2	0.1	0.1
Adjusted OIBDA	**$18.9**	**$21.9**	**$ 1.8**	**$ 2.8**	**$6.1**	**$ 5.0**
Percent Change		16%		58%		(18%)

SHENTEL

Wireless Segment – Change in Adjusted OIBDA Q4'13 vs. Q4'12 ($ millions)


4.0
2.0
-
(2.0)
2.0
1.8
0.6
0.5
(0.3)
(1.6)
3.0
Postpaid Revenue
Prepaid Revenue
Prepaid Acquisition Costs
Network Operating Costs
Other
Postpaid Acquisition Costs
Total

SHENTEL

Cable Segment – Change in Adjusted OIBDA Q4'13 vs. Q4'12 ($ millions)


1.0
0.5
-
(0.5)
0.9
0.3
(0.2)
1.0
High Speed Data Revenues
Voice Revenues
Other
Total

SHENTEL

Earle MacKenzie

EVP and COO

Wireless Segment

Postpaid Customer Growth



PCS Postpaid Customers (000s)
248.6
53%
262.9
65%
273.7
75%
12/31/11
12/31/12
12/31/13
Postpaid Customers
Smartphone Penetration

Postpaid Customer Additions

Annual Gross Additions - Postpaid



69,124
66,558
2012
2013

Net Additions - Postpaid



14,272
10,829
2012
2013

- Record net adds of 6,054 in Q4 2013 versus 4,025 in Q4 2012
- Q4 2013 churn of 1.69% down from 1.87% in Q4 2012
- Shentel-controlled channels produced 48% of gross adds in Q4 2013 and 49% in Q4 2012
- 2013 annual churn of 1.75% down from 1.79% in 2012

SHENTEL

Total Revenue per Customer Up; Data Usage Increasing



Gross Billed Revenue per Postpaid User – Data & Voice 1
Voice
Data
$61.83
$30.22
$31.61
$64.47
$32.87
$31.60
Q4'12
Q4'13

[1] – Before Service credits, bad debt, Sprint Nextel fees.

PCS Revenues


Annual Gross Billed Revenues - Postpaid ($ millions)
$187.1
Total Up 8%
$202.8
33.2
6.7
15.8
$131.4
37.7
7.5
15.1
$142.5
Net Up 8%
2012
2013
Management & Service Fees*
Bad Debt
Discounts and Credits
Net Revenue

*Net service fee increased from 12% to 14% effective 8/1/2013

PCS Prepaid Statistics


Gross Additions (000s)
Gross Additions
Net Additions
19.6
21.4
18.3
17.6
19.1
5.7
6.2
-3.0
1.3
4.4
Q4'12
Q1'13
Q2'13*
Q3'13
Q4'13


Cumulative Customers (000s)
128.2
134.4
131.4
132.7
137.0
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13

*The loss of customers in Q2'13 related to more stringent governmental requirements for customers renewing their eligibility for the government subsidized Assurance program.

SHENTEL

PCS Prepaid Statistics


Churn %
3.7%
3.9%
5.3%
4.1%
3.7%
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13


Average Gross Billed Revenue
$24.36
$24.15
$28.16
$27.47
$27.23
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13

SHENTEL

Key Operational Results – Mobile Company

Towers and Leases



Towers
Non-affiliate Leases
225
150
75
0
2009
2010
2011
2012
2013

Mobile Tower Revenue ($ millions)



Non-affiliate Revenue
Affiliate Revenue
7.4
2.7
4.7
8.5
3.0
5.5
9.2
3.2
6.0
9.5
3.3
6.2
9.9
4.3
5.6
2009
2010
2011
2012
2013

	For the Year Ended:				
(in thousands)	**2009**	**2010**	**2011**	**2012**	**2013**
Operating Income	$3,306	$3,802	$3,962	$4,302	$4,623
Depreciation and Amortization	987	1,189	1,326	1,362	1,579
Loss on Asset Sales	-	-	44	5	118
Share Based Compensation	8	9	18	19	21
Adjusted OIBDA	**$4,301**	**$5,000**	**$5,350**	**$5,688**	**$6,341**

SHENTEL

Cable Segment

Cable - RGU Growth by Quarter


125,000
100,000
75,000
50,000
25,000
-
114,891
116,576
116,115
118,805
120,275
61,559
61,257
59,929
59,791
59,418
12,307
12,840
13,622
14,384
15,034
41,025
42,479
42,564
44,630
45,823
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Video
Voice
High Speed Internet

	Q4'12	Q1'13	Q2'13	Q3'13	Q4'13
Customers	74,798	75,573	*74,557	75,324	75,585
RGU's/Customer	1.54	1.54	1.56	1.58	1.59

* College students disconnect during summer

SHENTEL

Increasing Average Monthly Cable Revenue


Average Monthly Revenue per RGU
$53.61
$54.59
Q4'12
Q4'13


Average Monthly Revenue per Customer*
$82.11
$86.52
Q4'12
Q4'13

*Average monthly revenue per video subscriber was $99.26 and $109.43 for Q4 2012 and Q4 2013, respectively.

Key Operational Results – Cable

	12/31/2011	12/31/2012	12/31/2013
Homes Passed	**182,156**	**184,533**	**186,565**
Total Revenue Generating Units	**111,881**	**114,891**	**120,275**
Customer Relationships	**75,348**	**74,798**	**75,585**
RGUs per Customer Relationship	**1.48**	**1.54**	**1.59**
Video			
Revenue generating units	64,979	61,559	59,418
Penetration	35.7%	33.4%	31.8%
Digital video penetration	39.0%	39.5%	49.2%
High-speed Internet			
Available Homes	156,119	163,273	168,255
Revenue generating units	37,021	41,025	45,823
Penetration	23.7%	25.1%	27.2%
Voice			
Available Homes	143,235	154,552	163,282
Revenue generating units	9,881	12,307	15,034
Penetration	6.9%	8.0%	9.2%

Note: Video homes passed includes 16K homes located in Shenandoah County, VA, where internet and voice services are provided by the Wireline segment.

Wireline Segment

Key Operational Results - Wireline

- Access line loss of 1.1% in past 12 months
- Broadband penetration in LEC area at 57.0%
- Total connections at 12/31/13 of 34.7 thousand



Access lines (000s)
23.1
22.3
22.1
12/31/2011
12/31/2012
12/31/2013



DSL Customers (000s)
12.4
12.6
12.6
12/31/2011
12/31/2012
12/31/2013

Wireline Statistics – Fiber Sales ($ millions)

Fiber Lease Revenue



Non-affiliate Revenue
Affiliate Revenue
16.9
10.0
6.9
21.2
13.2
8.0
21.8
13.7
8.1
2011
2012
2013

New External Fiber Lease Contracts*



13.6
15.9
18.9
2011
2012
2013

* Amounts shown represent the total contract value. Contract Terms range from 36 to 120 months.

SHENTEL

Investing in the Future


Capex Spending ($ millions)
Wireless
Wireline
Cable
74.6
3.5
36.4
10.2
24.5
112.7
5.2
23.8
10.7
73.0
101.3
5.3
23.7
9.2
63.1
74.0
7.5
18.9
22.5
25.1
2011 Actual
2012 Actual*
2013 Actual*
2014 Budget

- 2014 Capex Spending:
  - 24% Maintenance
  - 24% Capacity
  - 30% Network Expansion
  - 22% Success-Based

* Accounts payable at December 31, 2013 and 2012 included $7.6 million and $24.7 million associated with PCS Network Vision capital expenditures.

SHENTEL

Q&A

Appendix

Non-GAAP Financial Measure – Billed Revenue per Postpaid Subscriber

Dollars in thousands (except subscribers and revenue per subscriber)

	4Q 2012	4Q 2013
Gross billed revenue		
Wireless segment total operating revenues	$ 47,045	$ 50,625
Equipment revenue	(1,675)	(1,360)
Tower Lease Revenue	(2,297)	(2,591)
Prepaid Net Service Revenues	(8,702)	(10,494)
Other revenue	(268)	(84)
Wireless service revenue – postpaid	34,103	36,096
Service credits	3,722	3,607
Write-offs	1,838	2,344
Management fee	3,438	3,723
Service fee	5,157	6,516
Gross billed revenue – postpaid	$ 48,258	$ 52,286
Average postpaid subscribers	**260,164**	**270,353**
Billed revenue per postpaid subscriber	**$ 61.83**	**$ 64.47**

SHENTEL

Postpaid PCS Customers Top Picks Q4 2013

- **Top Service Plans** – 82% of Gross Adds

* Unlimited, My Way	66%
Everything Data 1500	16%

- **Top Devices** – New Activations – All Channels

iPhone	37%
Samsung Galaxy S III	21%
Samsung Galaxy S4	9%

Smartphones made up 75% of the Postpaid base in Q4 2013, up from 65% in Q4 2012 and 53% in Q4 2011.

* New Service Plan offered in Q3 2013

SHENTEL

iPhone Statistics – Q4 2013

- 37% of Q4 Gross Adds
- 43% of iPhones were sold or upgraded in Shentel-controlled channels
- 28.9% of 12/31/13 Postpaid customers had the iPhone, up from 17.9% at 12/31/12
- iPhone Base – 12/31/2013
  - 43% iPhone 4S
  - 36% iPhone 5
  - 21% iPhone 4

Non-GAAP Financial Measure – Average Monthly Cable Revenue

Dollars in thousands (except subscribers and revenue per user)

	4Q 2012	4Q 2013
Net Service Revenue	$ 17,092	$ 17,955
Set-top box rentals	1,150	1,352
FUSC and pass-through fees	255	301
Video, Internet & Voice Revenue	**18,497**	**19,608**
Other miscellaneous revenue	1,229	1,243
Total Operating Revenue	**19,726**	**20,851**
Video revenue	12,330	12,405
Internet revenue	4,989	5,773
Voice revenue	1,178	1,430
Video, Internet & Voice Revenue	**$ 18,497**	**$ 19,608**
Average Subscribers		
Video	62,117	59,729
Internet	40,759	45,237
Voice	12,129	14,754
Revenue Generating Units (RGUs)	115,004	119,721
Average Customer Relationships	75,092	75,542
Average Revenue Per User (ARPU)		
Revenue Generating Units (RGUs)	$ 53.61	$ 54.59
Customer Relationships	$ 82.11	$ 86.52
Video	$ 99.26	$ 109.43

SHENTEL

Non-GAAP Financial Measure – Adjusted Earnings Per Share

in thousands, except per share amounts	2012	2013
Net income from continuing operations	$ 16,603	$ 29,586
Adjustments:		
Adjusted prepaid results	(6,137)	-
Goodwill impairment charge	10,952	-
Loss (gain) on assets sales	441	784
Storm damage costs	813	-
Total adjustments	6,069	784
Less tax effect	(2,547)	(315)
Net adjustment	3,522	469
Adjusted net income from continuing operations	$ 20,125	$ 30,055
Weighted average diluted shares outstanding	24,019	24,115
Earnings per share from continuing operations	$ 0.69	$ 1.23
Adjusted earnings per share from continuing operations	$ 0.84	$ 1.25